EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., FBR INVESTMENT MANAGEMENT, INC., ERIC F. BILLINGS, AND EMANUEL J. FRIEDMAN


     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., FBR INVESTMENT MANAGERS, INC., ERIC
F. BILLINGS, AND EMANUEL J. FRIEDMAN hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                                      FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Dated:   December 9, 2003             By: /s/ EMANUEL J. FRIEDMAN
                                      ---------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Co-Chairman and Co-Chief Executive
                                             Officer

Dated:   December 9, 2003             FBR INVESTMENT MANAGEMENT, INC.

                                      By:  /s/ EMANUEL J. FRIEDMAN
                                      ----------------------------------
                                      Name:  Emanuel J. Friedman
                                      Title: Co-Chairman and Co-Chief Executive
                                             Officer


Dated:   December 9, 2003             /s/ ERIC F. BILLINGS
                                      ----------------------------------
                                      Eric F. Billings


Dated:   December 9, 2003             /s/ EMANUEL J. FRIEDMAN
                                      ----------------------------------
                                      Emanuel J. Friedman